Exhibit 99.1

PRESS RELEASE

IntercontinentalExchange Completes Acquisition of NYSE Euronext

- Creates the Leading Network of Global Derivatives and Equity Exchanges

- Focused on Driving Benefits for Markets and Shareholders

ATLANTA & NEW YORK, November 13, 2013, IntercontinentalExchange Group, Inc. (NYSE: ICE), the leading global network of exchanges and clearing houses, today announced the successful completion of its previously announced acquisition of NYSE Euronext (NYSE: NYX). The stock-and-cash transaction has a total value of approximately $11 billion. The combination creates the premier operator of global exchanges diversified across a range of asset classes spanning interest rates, equities and equity derivatives, credit derivatives, bonds, foreign exchange, energy, metals and agricultural commodities.

The company has a combined market capitalization of $23 billion. The combined company operates 16 global exchanges and five central clearing houses, and is on track to be the leader in global capital raising for the second consecutive year. ICE and NYSE Euronext businesses will continue to operate under their respective brand names. As previously announced, the company expects to conduct an IPO for the Euronext group of Continental European exchanges as a stand-alone entity, subject to market conditions and regulatory approvals.

“This is a game changing transaction,” said ICE Chairman and CEO Jeffrey C. Sprecher. “ICE now leads in terms of the breadth and depth of services, best-in-class technology, and access to markets and capital. We have significant opportunities ahead both to grow and to make the business more efficient and competitive. Our team will continue to keep our customers front and center on everything we do, while bringing new products to market in real time. We look forward to unlocking value together both for customers and shareholders.”

ICE President and NYSE Group CEO Duncan L. Niederauer, stated, “This is a great strategic fit for both companies. We now have a stronger and more diversified business model, which leverages the iconic NYSE Euronext brand, our leadership in listings, equity options and interest rate markets with ICE’s attractive portfolio of markets, clearing houses and technology for the global derivatives markets.”

The new management team will be:

IntercontinentalExchange Group

•	Jeffrey C. Sprecher will serve as Chairman and CEO, IntercontinentalExchange Group, Inc. (ICE).

•	Chuck Vice will serve as President and COO, ICE.

•	Scott Hill will serve as CFO, ICE.

•	David Goone will serve as Chief Strategy Officer, ICE.

•	Johnathan Short will serve as General Counsel & Corporate Secretary, ICE.

•	Edwin Marcial will serve as Chief Technology Officer, ICE.

•	Mark Wassersug will serve as SVP, Operations, ICE.

•	Kelly Loeffler will serve as SVP, Corporate Communications, Marketing, and Investor Relations, ICE.

•	Mayur Kapani will serve as SVP, Derivatives Trading Systems Technology, ICE.

•	Sunil Seshardi will serve as Chief Information Security Officer, ICE.

•	Doug Foley will serve as SVP, HR & Administration, ICE.

•	Martin Hunter will serve as SVP, Tax & Treasurer, ICE.

•	Andrew Surdykowski will serve as SVP, Associate General Counsel & Assistant Corporate Secretary, ICE.

•	Dean Mathison will serve as Chief Accounting Officer, ICE.

Exchanges

•	Duncan L. Niederauer will be President, ICE and CEO, NYSE.

•	Thomas W. Farley, currently SVP, Financial Markets at ICE, will become COO, NYSE.

•	Scott Cutler will serve as EVP and Head of Global Listings, NYSE.

•	Joseph Mecane will serve as EVP and Head of U.S. Equities, NYSE.

•	David Peniket, currently President and COO, ICE Futures Europe, will continue in that position and will additionally serve as President and COO, NYSE Liffe subject to regulatory approval.

•	Benjamin R. Jackson, currently President and COO, ICE Futures U.S., will continue in that position and will additionally serve as President, NYSE Technologies.

•	Dominique Cerutti, currently Deputy CEO, NYSE Euronext, will serve as CEO of Euronext.

•	Brad Vannan will serve as President and COO, ICE Futures Canada.

Clearing

•	Chris Edmonds, currently President, ICE Clear Credit & TCC, will become Senior Vice President, Financial Markets, ICE.

•	Stan Ivanov, currently Chief Risk Officer, ICE Clear Credit, will become President, ICE Clear Credit & TCC.

•	Paul Swann will serve as President and Managing Director, ICE Clear Europe.

•	Thomas Hammond will serve as President and COO, ICE Clear U.S.

ICE Benchmark Administration

•	Finbarr Hutcheson will be President, ICE Benchmark Administration Limited. NYSE Euronext Rate Administration Limited (which will become the new administrator for LIBOR subject to FCA authorisation) will be renamed ICE Benchmark Administration Limited.

Key Details of the Transaction:

•	Upon the closing of the acquisition, IntercontinentalExchange, Inc. and NYSE Euronext became wholly owned subsidiaries of IntercontinentalExchange Group, Inc. (ICE). As the parent company, ICE will be the publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE”.

•	The following four members of the NYSE Euronext Board of Directors have joined the Board of Directors of IntercontinentalExchange Group, Inc, which now has 14 members: Sylvain Hefes, Jan-Michiel Hessels, James J. McNulty, Robert G. Scott.

•	The company will be dual-headquartered in Atlanta and New York.

•	As previously announced, the NYSE brand and iconic 11 Wall Street building and trading floor in New York will be preserved.

•	ICE intends to pursue an initial public offering of Euronext in 2014 to create a Continental Europe-based entity subject to market conditions and regulatory approvals.

•	Together, Liffe and ICE’s existing London based exchange and clearing operations, ICE Futures Europe and ICE Clear Europe, will create the U.K.’s leading multi-asset class derivatives market, spanning interest rates, bonds, equity derivatives, energy, emissions and agricultural commodities.

Financial Guidance Information:

•	ICE will host a conference call to discuss the company’s strategy and financials on November 19 at 8 a.m. EST. A live audio webcast of the call will be available on the company’s website at www.theice.com under About ICE/Investors & Media. Participants may also listen via telephone by dialing 888-317-6003 from the United States, 866-284-3684 from Canada or 412-317-6061 from outside of the United States and Canada. Telephone participants are required to provide the participant entry number 4871745 and should call 10 minutes prior to the start of the call. The call will be archived on the company’s website for replay.

ICE Infograph

ICE’s lead financial advisor is Morgan Stanley; further financial advice is being provided by ABN AMRO Bank N.V., BofA Merrill Lynch, BMO Capital Markets Corp., Broadhaven Capital Partners, JPMorgan, Lazard, Societe Generale Corporate & Investment Banking, and Wells Fargo Securities, LLC. ICE’s legal advisors are Sullivan & Cromwell LLP and Shearman & Sterling LLP. NYSE Euronext’s principal financial advisors are Perella Weinberg Partners and BNP Paribas; further financial advice to NYSE Euronext is being provided by Blackstone Advisory Partners, Citigroup, Goldman Sachs & Co. and Moelis & Co. NYSE Euronext’s legal advisors are Wachtell, Lipton, Rosen & Katz, Slaughter & May, and Stibbe N.V.

ICE-CORP

About IntercontinentalExchange Group, Inc.

IntercontinentalExchange Group, Inc. (NYSE: ICE) is the leading network of regulated exchanges and clearing houses for financial and commodity markets. ICE delivers transparent, reliable and accessible data, technology and risk management services to markets around the world through its portfolio of exchanges, including the New York Stock Exchange, ICE Futures, Liffe and Euronext.

Trademarks of ICE and/or its affiliates include IntercontinentalExchange, ICE, ICE block design, NYSE Euronext, NYSE, New York Stock Exchange, LIFFE and Euronext. Information regarding additional trademarks and intellectual property rights of IntercontinentalExchange Group, Inc. and/or its affiliates is located at https://www.theice.com/terms.jhtml and http://www.nyx.com/terms-use.

Forward-Looking Statements

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding ICE’s business that are not historical facts are forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. These statements are not guarantees of future performance and actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statement. The factors that might affect our performance include, but are not limited to: our business environment and industry trends; conditions in global financial markets; domestic and international economic conditions; volatility in commodity prices and price volatility of financial contracts such as equity indexes and foreign exchange; our ability to realize the anticipated benefits of the acquisition of NYSE Euronext within the expected time frame, and efficiently integrate NYSE Euronext’s operations; changes in laws and regulations; increasing competition and consolidation in our industry; our ability to identify and effectively pursue acquisitions and strategic alliances and successfully integrate the companies we acquire on a cost-effective basis; the success of our clearing houses and our ability to minimize the risks associated with operating multiple clearing houses in multiple jurisdictions; our ability to comply with regulatory requirements; the performance and reliability of our technology and third party service providers; technological developments, including ensuring that the technology we utilize is not vulnerable to security risks; the accuracy of our cost estimates and expectations; our belief that cash flows will be sufficient to service our debt and fund our working capital needs and capital expenditures for the foreseeable future; our ability to develop new products and services on a timely and cost effective basis; leveraging our risk management capabilities; maintaining existing market participants and attracting new ones; protecting our intellectual property rights; not violating the intellectual property rights of others; potential adverse litigation results; our belief in our electronic platform and disaster recovery system technologies; and identification of trends and how they will impact our business. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE’s Securities and Exchange Commission (SEC) filings, including, but not limited to, the “Risk Factors” in ICE’s most recent Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC on February 6, 2013, the “Risk Factors” in NYSE Euronext’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC on February 26, 2013, the “Risk Factors” in the joint proxy statement/prospectus of ICE Group, as filed with the SEC on April 30, 2013 and other documents filed by ICE, NYSE Euronext and ICE Group from time to time. These filings are also available in the Investors & Media section of our website. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all factors that may affect our business and prospects. Further, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Media Contact:

Brookly McLaughlin, Communications Director

+1 312 836 6728

brookly.mclaughlin@theice.com

Claire Miller, Communications Director

+44 20 7065 7745

claire.miller@theice.com

Investor Contact:

Kelly Loeffler, VP Investor Relations & Corp. Communications

+1 770 857 4726

kelly.loeffler@theice.com

Isabel Janci, Senior Director, Investor Relations

+1 770 857 0363

isabel.janci@theice.com